UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2016

SEMGROUP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-34736	20-3533152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 700

Tulsa, OK 74136-4216

(Address of Principal Executive Offices) (Zip Code)

(918) 524-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The unaudited pro forma condensed consolidated balance sheet of SemGroup Corporation (the “Company”) as of March 31, 2016 and the unaudited pro forma condensed consolidated statements of operations and comprehensive income (loss) of the Company for the three months ended March 31, 2016 and the year ended December 31, 2015, each showing the pro forma effect of the Company’s previously reported agreement to acquire all of the outstanding common units of Rose Rock Midstream, L.P. (“RRMS”) not already owned by the Company in an all stock-for-unit transaction, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

In connection with the proposed business combination transaction between the Company and RRMS, the Company will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) that will include a joint solicitation statement/prospectus and other relevant documents concerning the proposed transaction. YOU ARE URGED TO READ THE JOINT SOLICITATION STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, RRMS AND THE PROPOSED TRANSACTION. You will be able to obtain the joint solicitation statement/prospectus (when it becomes available) and the other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, you may obtain free copies of the joint solicitation statement/prospectus (when it becomes available) and the other documents filed by the Company and RRMS with the SEC by requesting them in writing from SemGroup Corporation, Two Warren Place, 6120 S. Yale Avenue, Suite 700, Tulsa, Oklahoma 74136-4216, Attention: Investor Relations, or by telephone at (918) 524-8100, or from Rose Rock Midstream, L.P., Two Warren Place, 6120 S. Yale Avenue, Suite 700, Tulsa, Oklahoma 74136-4216, Attention: Investor Relations, or by telephone at (918) 524-7700.

The Company and RRMS and their respective directors and executive officers may be deemed under the rules of the SEC to be participants (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in respect of the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company common stock is set forth in the Company’s proxy statement on Schedule 14A filed on April 13, 2016 with the SEC. Information about the directors and executive officers and their ownership of Common Units is set forth in RRMS’s Annual Report on Form 10-K for the year ended December 31, 2015 filed on February 26, 2016 with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the joint solicitation statement/prospectus and other materials when they are filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

10.1	Eighth Amendment to the Credit Agreement, dated as January 30, 2015, by and among SemGroup Corporation, as borrower, the guarantors named therein, the lenders named therein, and The Royal Bank of Scotland plc, as administrative agent and collateral agent.

99.1	The unaudited pro forma condensed consolidated balance sheet of SemGroup Corporation as of March 31, 2016 and the unaudited pro forma condensed consolidated statements of operations and comprehensive income (loss) of SemGroup Corporation for the three months ended March 31, 2016 and the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION

Date: June 16, 2016

	By:	/s/ Robert N. Fitzgerald
Robert N. Fitzgerald
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.	Description

10.1	Eighth Amendment to the Credit Agreement, dated as January 30, 2015, by and among SemGroup Corporation, as borrower, the guarantors named therein, the lenders named therein, and The Royal Bank of Scotland plc, as administrative agent and collateral agent.

99.1	The unaudited pro forma condensed consolidated balance sheet of SemGroup Corporation as of March 31, 2016 and the unaudited pro forma condensed consolidated statements of operations and comprehensive income (loss) of SemGroup Corporation for the three months ended March 31, 2016 and the year ended December 31, 2015.

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